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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 June 15, 2001
                            ----------------------
                                Date of Report
                       (Date of earliest event reported)


                           DATA CRITICAL CORPORATION
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

          Delaware                        000-27855              91-1901482
----------------------------        ---------------------   --------------------
(State or Other Jurisdiction        (Commission File No.)       (IRS Employer
     of Incorporation)                                       Identification No.)

                     19820 North Creek Parkway, Suite 100
                           Bothell, Washington 98011
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         (Address of principal executive offices, including Zip Code)

                                (425) 482-7000
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             (Registrant's telephone number, including area code)
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Item 5.   Other Events


     On June 15, 2001, Data Critical Corporation announced plans to consolidate its Seattle-based headquarters and operations to its Tustin, California facility. A copy of Data Critical's press release, dated June 15, 2001, announcing the consolidation is attached as Exhibit 99.1 and is incorporated into the current report by reference.

     In addition, Data Critical announced changes in senior management related to the planned consolidation. A copy of Data Critical's press release, dated June 15, 2001, announcing the management changes is attached as Exhibit 99.2 and is incorporated into this current report by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Exhibits

          99.1      Press Release of Data Critical Corporation dated June 15,
                    2001

          99.2      Press Release of Data Critical Corporation dated June 15,
                    2001
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DATA CRITICAL CORPORATION

Dated:  June 18, 2001                   By: /s/ Michael E. Singer
                                           -----------------------------------
                                            Michael E. Singer
                                            Executive Vice President and
                                            Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

      99.1          Press Release of Data Critical Corporation dated June 15,
                    2001

      99.2          Press Release of Data Critical Corporation dated June 15,
                    2001